UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2008

Date of Report (Date of earliest event reported)

APPLERA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7 Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 840-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 8, 2008, Applera Corporation (the “Company”) entered into a Separation Agreement (the “Separation Agreement”) with Celera Corporation (“Celera”), presently a wholly-owned subsidiary of the Company, pursuant to which the Company will separate (the “Separation”) the Celera Group from the Company’s remaining businesses. Under the terms of the Separation Agreement, the Separation will be accomplished by means of a redemption (the “Redemption”) of each outstanding share of Celera Group tracking stock in exchange for one share of common stock of Celera. Upon completion of the Separation, Celera will hold all of the businesses, assets, and liabilities attributed to the Celera Group, and will be an independent, publicly-traded company whose shares are expected to be listed on The NASDAQ Stock Market. The Celera shares distributed in the redemption of the Celera Group tracking stock will constitute all of Celera’s outstanding common stock.

The Separation is expected to be completed at 12:01 a.m. on July 1, 2008 (the “Redemption Date”), subject to a number of conditions, including: (i) receipt of an opinion of counsel to the Company regarding the tax consequences of the Separation and (ii) the Securities and Exchange Commission (the “SEC”) declaring effective Celera’s registration statement on Form S-1 filed in connection with the Separation (the “Registration Statement”) on or prior to June 15, 2008; provided, that if the Registration Statement is not declared effective on or prior to June 15, 2008, the Redemption Date will be at 12:01 a.m. on the first business day of the calendar month next succeeding the month in which the SEC has declared effective the Registration Statement on or prior to the 15th day of that month.

The Separation Agreement provides for a series of preliminary restructuring transactions to effect the transfer to Celera of all of the assets and liabilities attributed to the Celera Group. The Separation Agreement also contains confidentiality, non-solicitation, and indemnification provisions.

The Registration Statement relating to the shares of Celera common stock to be issued in the Separation has been filed with the SEC but has not yet become effective. A copy of the final prospectus which forms a part of the Registration Statement will be mailed to holders of Celera Group tracking stock promptly after the Registration Statement becomes effective. Investors will also be able to obtain a free copy of the effective Registration Statement when it becomes available at the SEC’s website at http://www.sec.gov.

This Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the common stock of Celera in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on May 9, 2008, with respect to the approval by the Company’s board of directors of the Separation.

A copy of the Separation Agreement is filed as Exhibit 10.1 hereto and incorporated by reference herein. The foregoing summary is qualified by reference to the full text of the Separation Agreement.

Forward Looking Statements

Some statements contained in, or incorporated by reference in, this report are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q. We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial. Also, there may be additional risks and uncertainties that could affect our businesses but which are not currently known to us.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

10.1	Separation Agreement, dated as of May 8, 2008, by and between Applera Corporation and Celera Corporation.

99.1	Press Release, dated May 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Thomas P. Livingston
Thomas P. Livingston
Vice President and Secretary

Date: May 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement, dated as of May 8, 2008, by and between Applera Corporation and Celera Corporation.

99.1	Press Release, dated May 9, 2008.